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               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
                           22 Corporate Plaza Drive
                        Newport Beach, California 92660
                                (800) 989-3652

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                        JOINT AND LAST SURVIVOR POLICY
                            AND SINGLE LIFE POLICY

                       Supplement dated June 30, 2004 to
                         Prospectus dated May 1, 2004

   The following replaces the corresponding provision on page 4 of the
Prospectus:

   Free Look. You may cancel the Policy within 20 days after you receive it. We will refund the Policy's Accumulation Account Value plus any fees and charges (i.e., premium tax charge, Federal tax charge, selection and issue expense charge, percent of premium charge and mortality and expense charge) deducted from the Accumulation Account Value as of the day we receive your returned Policy. If you are age 60 or older, you may elect on the Policy application to apply 100% of your initial Net Premium to the Money Market Portfolio, in which event you would generally receive a refund of the premiums you paid, or you may elect to allocate your initial Net Premium to other investment options, in which event you would receive the Accumulation Account Value. In either event, you may cancel the Policy within 30 days after you receive it.

   The following replaces the corresponding paragraph under Allocation of Premium on page 16 of the Prospectus:

   When we issue you a Policy, we automatically allocate your initial Net Premium (and any other Net Premium received during the free look period) to the General Account and/or the Investment Funds in accordance with your selections requested in the application. For any chosen allocation, the percentages must be in whole numbers and currently, our practice is to require that a minimum percentage of 1% of Net Premium be allocated. This allocation is not subject to the transfer fee provision. If you are age 60 or older and allocate 100% of your initial Net Premium to the Money Market Portfolio in order to obtain a refund of premiums should you cancel the Policy during the free look period, we will not automatically reallocate your Accumulation Account Value or your future premiums to the Investment Funds and/or the General Account at the end of the free look period. You must contact our Service Office in order to request a transfer or reallocation.